UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Quantum Corporation
(Name of Registrant as Specified in its Charter)
____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[Social media posts first used on or after December 2, 2025]
Voting your Quantum shares is quick and easy.

Please submit your vote before the Dec 15 deadline (11:59 PM ET) ahead of the Dec 16 Annual Meeting.

Vote now: [link to 2025 Annual Meeting landing page]
#QuantumCorp #ShareholderVote #QMCO
Don’t forget to vote!

Quantum’s voting cut-off is Dec 15 at 11:59 PM ET ahead of the Dec 16 Annual Meeting.

[link to 2025 Annual Meeting landing page]
#QuantumCorp #ShareholderVote #QMCO

A reminder for Quantum shareholders:
Please submit your vote ahead of the Dec 15, 11:59 PM ET cut-off.

The Annual Meeting will be held Dec 16.

Vote now: [link to 2025 Annual Meeting landing page]
#QuantumCorp #ShareholderVote #QMCO

Quantum shareholders: please vote your shares by 11:59 PM ET on Dec 15 in advance of the Dec 16 Annual Meeting.

Vote here → [link to 2025 Annual Meeting landing page]
#QuantumCorp #ShareholderVote #QMCO

Quantum shareholders are reminded to vote their shares ahead of the Dec 15 at 11:59 PM ET voting deadline.

The Annual Meeting will be held on Dec 16.

Vote here: [link to 2025 Annual Meeting landing page]
#QuantumCorp #ShareholderVote #QMCO
A reminder to Quantum shareholders: Please submit your vote before the Dec 15 (11:59 PM ET) cut-off to participate in the Dec 16 Annual Meeting.

Vote here: [link to 2025 Annual Meeting landing page]
#QuantumCorp #ShareholderVote #QMCO